                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 18, 2004
                                                --------------------------------

                        GOVERNMENT PROPERTIES TRUST, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                        1-31962                 20-0611663
-----------------------------          -------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


     10250 Regency Circle, Suite 100, Omaha, Nebraska              68114
---------------------------------------------------------     ---------------
         (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code         (402) 391-0010
                                                  ------------------------------



                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS

         On June 14, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Food and Drug Administration (FDA) district headquarters complex in Lenexa, KS for approximately $10.5 million. The purchase price was determined through arms-length negotiations between GPT and the seller, an unrelated party. GPT funded the purchase price with cash on hand.

         The Lenexa property, completed in 1991, is fully leased by the federal government under a modified gross lease. The property is occupied by the FDA and consists of two buildings on 5.05 acres of land. The primary building consists of office/lab space and totals over 48,000 leasable square feet. A secondary annex building consists of over 5,000 leasable square feet. The current lease for the primary building expires in June 2012 and the lease for the annex building expires in September 2012.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired.

         To be filed by amendment as soon as practicable, but not later than August 16, 2004.

         (b)  Pro forma financial information

         To be filed by amendment as soon as practicable, but not later than August 16, 2004.

         (c)  Exhibits

         2.1 Purchase and Sale Agreement by and between TST Lenexa, L.P. and Government Properties Trust, Inc., dated as of April 26, 2004.
         2.2 First Amendment to Purchase and Sale Agreement by and between TST Lenexa, L.P. and Government Properties Trust, Inc., dated as of May 28, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GOVERNMENT PROPERTIES TRUST, INC.


Date:  June 18, 2004                  By:  /s/ Nancy D. Olson
                                           ------------------------------
                                           Nancy D. Olson
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

2.1               Purchase and Sale Agreement by and between TST Lenexa, L.P.
                  and Government Properties Trust, Inc., dated as of April 26, 2004.
2.2 First Amendment to Purchase and Sale Agreement by and between TST Lenexa, L.P. and Government Properties Trust, Inc., dated as of May 28, 2004.